UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 25, 2006

Goal Capital Funding Trust 2006-1

Goal Capital Funding, LLC

Goal Financial, LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-132039 333-132039-01	20-3289538 51-6575337
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

9477 Waples Street, Suite 100 San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 320-6799

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 25, 2006, Goal Capital Funding Trust 2006-1 (the “Issuing Entity”) publicly issued U.S. $408,651,000 of Class A-1 Three-Month LIBOR plus 0.00% Student Loan Asset-Backed Notes due on August 25, 2020, U.S. $277,373,000 Class A-2 Three-Month LIBOR plus 0.10% Student Loan Asset-Backed Notes due on August 25, 2023, U.S. $352,501,000 Class A-3 Three-Month LIBOR plus 0.12% Student Loan Asset-Backed Notes due on November 25, 2026, U.S. $234,320,000 Class A-4 Three-Month LIBOR plus 0.15% Student Loan Asset-Backed Notes due on November 27, 2028, €350,000,000 Class A-5 Three-Month EURIBOR plus 0.12% Student Loan Asset-Backed Remarketable Reset Rate Notes due on May 25, 2034 (the “Class A-5 Notes”), U.S. $225,000,000 Class A-6 Three-Month LIBOR plus 0.21% Student Loan Asset-Backed Notes due on May 27, 2042 and U.S. $70,595,000 Class B Three-Month LIBOR plus 0.45% Student Loan Asset-Backed Notes due on August 25, 2042 (collectively, the “Notes”) pursuant to a registration statement (No. 333-132039) declared effective on May 5, 2006. The lead managers for the issuance of the Notes were Banc of America Securities LLC, Barclays Capital Inc. and Deutsche Bank Securities Inc. (the “Lead Managers”) and the co-manager for the Class A-5 Notes was Fortis Bank nv-sa (“Fortis”). Goal Capital Funding, LLC (the “Registrant”) paid the underwriters a fee of U.S. $4,335,219 (calculated using an exchange rate of U.S. $1.2816 = €1.00) in connection with the sale of the Notes. The net proceeds from the sale of the Notes (the “Proceeds”), which amounted to U.S. $2,012,664,781 (calculated using an exchange rate of U.S. $1.2816 = €1.00), were deposited into various accounts of the Issuing Entity, as further described in the prospectus relating to the Notes. Certain of the Proceeds were used to purchase from the Registrant a pool of student loans made under the Federal Family Education Loan Program by one or more affiliates of Goal Financial, LLC (the “Sponsor”), which constitute the receivables included in the assets of the Issuing Entity. The Registrant acquired such receivables from Higher Education Funding II, LLC (“HEF II”) and Higher Education Funding III, LLC (“HEF III”), which are affiliates of the Sponsor. Certain of the Proceeds were and will be used to pay expenses relating to the issuance of the Notes, estimated to be $1,579,000, and general expenses relating to the Issuing Entity.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

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Exhibit No.	Document Description
1.1	Underwriting Agreement dated May 18, 2006 among the Registrant, the Sponsor, each of the Lead Managers, Fortis, Deutsche Bank AG, London Branch, Barclays Bank PLC (“Barclays”) and Banc of America Securities Limited.

1.2	Remarketing Agreement dated as of May 25, 2006 among the Issuing Entity, Goal Financial, LLC, as administrator (the “Administrator”), and each of the Lead Managers, as remarketing agents.

4.1	Amended and Restated Trust Agreement dated as of May 25, 2006 between the Registrant and Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”).

4.2	Indenture of Trust dated as of May 25, 2006 between the Issuing Entity and The Bank of New York (“BNY”), as trustee (in such capacity, the “Indenture Trustee”) and as eligible lender trustee for the Issuing Entity (in such capacity, the “Issuing Entity ELT”).

10.1	Loan Purchase Agreement dated as of May 25, 2006 among the Registrant, the Issuing Entity, JPMorgan Chase Bank, N.A., as the eligible lender trustee for the Registrant (the “Registrant ELT”), and the Issuing Entity ELT.

10.2	Administration Agreement dated as of May 25, 2006 among the Issuing Entity, the Indenture Trustee, the Issuing Entity ELT, the Delaware Trustee and the Administrator.

10.3	Verification Agent Agreement dated as of May 25, 2006 among the Issuing Entity, the Administrator and BNY, as verification agent.

10.4	Eligible Lender Trust Agreement, dated as of May 25, 2006, between the Issuing Entity and the Issuing Entity ELT.

10.5	Student Loan Servicing Agreement, dated as of May 25, 2006, between the Issuing Entity and Great Lakes Educational Loan Services, Inc. (the “Great Lakes Servicer”).

10.6	Federal FFEL Servicing Agreement dated as of May 25, 2006 between the Issuing Entity and ACS Education Services, Inc.

10.7	Guarantee Agreement dated as of May 25, 2006 between Massachusetts Higher Education Assistance Corporation doing business as American Student Assistance (“ASA”) and the Issuing Entity ELT and Certificate of Comprehensive Insurance dated May 25, 2006 by ASA.

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10.8	Student Loan Guaranty dated May 25, 2006 between Great Lakes Higher Education Guaranty Corporation (the “Great Lakes Guarantee Agency”) and the Issuing Entity ELT.

10.9	Assignment Agreement dated as of May 25, 2006 among HEF II, the Registrant, The Bank of New York Trust Company, N.A. (“BNY Trust Co.”), as eligible lender trustee for HEF II, and the Registrant ELT.

10.10	Assignment Agreement dated as of May 25, 2006 among HEF III, the Registrant, BNY Trust Co., as eligible lender trustee for HEF III, and the Registrant ELT.

10.11	Student Loan Repurchase Agreement dated as of May 25, 2006 between the Issuing Entity and Goal Financial, LLC.

10.12	ISDA Master Agreement dated as of May 25, 2006 (the “ISDA Master Agreement”) between the Issuing Entity and Barclays (in such capacity, the “Swap Counterparty”).

10.13	Schedule to the ISDA Master Agreement dated as of May 25, 2006 between the Issuing Entity and the Swap Counterparty.

10.14	Credit Support Annex dated as of May 25, 2006 between the Issuing Entity and the Swap Counterparty.

10.15	Confirmation dated as of May 25, 2006 between the Issuing Entity and the Swap Counterparty.

99.1	General Certificate of the Great Lakes Servicer dated May 25, 2006.

99.2	General Certificate of the Great Lakes Guarantee Agency dated May 25, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Goal Capital Funding, LLC, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 1, 2006	GOAL CAPITAL FUNDING, LLC

	By:	/S/ SEAMUS GARLAND
	Name:	Seamus Garland
	Title:	Secretary